UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 12, 2007

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.

(e)	Code Section 409A Amendments.

        During the Fall of 2007, with the assistance of outside counsel, the Compensation Committee of the Company conducted a review of the arrangements of the Company that could entail deferred compensation, for the purpose of identifying any amendments that may be required to bring such arrangements into documentary compliance with Internal Revenue Code Section 409A and the final regulations thereunder (“Section 409A”). On December 7, 2007, upon the authorization of the Compensation Committee, the Chair of the Compensation Committee approved and adopted amendments to the Journal Communications, Inc. Non-Qualified Deferred Compensation Plan in order to bring such plan into documentary compliance with Section 409A.

        On December 8, 2007, based on the recommendation of the Compensation Committee, the Board of Directors approved and adopted amendments to the following additional plans, agreements and other deferred compensation arrangements in order to bring them into documentary compliance with Section 409A:

•	Journal Communications, Inc. 2007 Omnibus Incentive Plan
•	Journal Communications, Inc. Supplemental Benefit Plan
•	Employment Agreement, dated February 8, 2005, as amended January 29, 2007, with Steven J. Smith
•	Change in Control Agreements, dated January 29, 2007, with Douglas G. Kiel, Elizabeth Brenner, Paul M. Bonaiuto and Mary Hill Leahy.

        Copies of the foregoing plans and agreements, as so amended and restated, are filed herewith as Exhibits 10.1 through 10.8 and are incorporated herein by reference.

(e)	New Annual Management Incentive Plan.

        On December 8, 2007, the Board of Directors of the Company approved and adopted a new Annual Management Incentive Plan as a subplan of the Company’s 2007 Omnibus Incentive Plan, which will allow annual cash incentive awards that are fully deductible by the Company under Section 162(m) of the Internal Revenue Code and that will replace the existing Annual Management Incentive Plan for annual incentives for fiscal years 2008 and later. The Company’s named executive officers shall participate in this plan along with others designated from time to time by the Compensation Committee.

        A copy of the new Journal Communications, Inc. Annual Management Incentive Plan is filed herewith as Exhibit 10.9 and is incorporated herein by reference.

(e)	Setting of 2008 Incentive Opportunities.

        In accordance with the terms of the new Annual Management Incentive Plan, the threshold performance goal under the Plan for each plan year is that the Company achieve positive consolidated net earnings from continuing operations for such year, as reflected in the Company’s consolidated statements of earnings and filed with the Company’s Annual Report on Form 10-K for such fiscal year (the “Threshold Earnings Performance”). In any year in which the Threshold Earnings Performance is achieved, the incentive award payable to each executive officer participant under the Plan for such plan year is three percent (3%) of such consolidated net earnings, and the incentive award payable to each non-executive officer participant under the Plan for such plan year is one percent (1%) of such consolidated net earnings (respectively, the “Individual Award Limit”), subject in each case to the Compensation Committee’s discretion to award less than the Individual Award Limit by the exercise of “negative discretion.” In exercising such discretion, the Committee may establish or approve Intermediate Performance Goals (as defined in the plan) and their respective weightings, and Intermediate Incentive Opportunity Ranges (as defined in the plan), as it deems appropriate to encourage and reward particular areas of performance, whether at the corporate, subsidiary or individual level.

        On December 7, 2007, subject to the adoption by the Board of Directors of the new Annual Management Incentive Plan, as described above, the Compensation Committee of the Board of Directors of the Company designated participants in the plan for 2008 and approved Intermediate Performance Goals and their respective weightings, and Intermediate Incentive Opportunity Ranges for 2008 under the new Annual Management Incentive Plan, which the Committee will consider in the exercise of negative discretion to determine the level of 2008 bonuses under the Plan.

        The 2008 Intermediate Performance Goals for corporate executives participating in the Plan (which group would include Mr. Smith as chief executive officer and Mr. Bonaiuto as chief financial officer) may earn cash bonuses on the basis of a combination of (a) the Company’s 2008 diluted earnings per share from continuing operations (weighted at 80% of the bonus opportunity), and (b) an assessment of each individual’s performance (weighted at 20% of the bonus opportunity).

        Ms. Brenner, who is an officer in the Company’s Publishing Group, may earn a cash bonus on the basis of a combination of (a) the Company’s 2008 diluted earnings per share from continuing operations (weighted at 10% of the bonus opportunity), (b) the Publishing Group’s revenue (weighted at 30% of the bonus opportunity), (c) the Publishing Group’s operating earnings (weighted at 40% of the bonus opportunity), and (d) an assessment of her individual performance (weighted at 20% of the bonus opportunity). The two financial metrics for the Publishing Group (revenue and operating earnings) will be considered independently, so that it is possible to earn a portion of the bonus based on one metric, even if performance with respect to the other metric is below the established threshold.

        Mr. Kiel, who is an officer in the Company’s Broadcast Group, may earn a cash bonus on the basis of a combination of (a) the Company’s 2008 diluted earnings per share from continuing operations (weighted at 10% of the bonus opportunity), (b) the Broadcast Group’s revenue and operating earnings (weighted at 70% of the bonus opportunity), and (c) an assessment of his individual performance (weighted at 20% of the bonus opportunity). Other Plan participants who are managers in the Company’s Broadcast Group (which would include Mr. Prather) may earn cash bonuses on the basis of a combination of (a) the Broadcast Group’s revenue and operating earnings (weighted at 80% of the bonus opportunity), and (b) an assessment of each individual’s performance (weighted at 20% of the bonus opportunity). In each case, the two financial metrics for the Broadcast Group (revenue and operating earnings) will be considered on an inter-dependent basis, so that performance under both financial metrics must be above threshold in order for any bonus to be earned under that financial component of the bonus.

        On December 7, 2007, the Compensation Committee also approved the Intermediate Incentive Opportunity Ranges for 2008 under the new Annual Management Incentive Plan. The threshold, target and maximum annual cash bonuses, expressed as a percentage of base salary, that may be earned in 2008 by the participants who were our named executive officers for fiscal year 2007, are as follows:

Name of Officer	Threshold Bonus Opportunity (% of base salary)	Target Bonus Opportunity (% of base salary)	Maximum Bonus Opportunity (% of base salary)
Mr. Smith	35%	65%	95%

Mr. Bonaiuto	25%	45%	65%

Mr. Kiel	30%	55%	80%

Ms. Brenner	30%	55%	80%

Mr. Prather	25%	45%	65%

Item 9.01	Financial Statement and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits: The following exhibits are being filed herewith:

(10.1)	Journal Communications, Inc. Non-Qualified Deferred Compensation Plan.

(10.2)	Journal Communications, Inc. 2007 Omnibus Incentive Plan.

(10.3)	Journal Communications, Inc. Supplemental Benefit Plan.

(10.4)	Amended and Restated Employment Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Steven J. Smith.

(10.5)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Douglas G. Kiel.

(10.6)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Elizabeth Brenner.

(10.7)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Paul M. Bonaiuto.

(10.8)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Mary Hill Leahy.

(10.9)	Journal Communications, Inc. Annual Management Incentive Plan, adopted December 8, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: December 12, 2007	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President and General Counsel

JOURNAL COMMUNICATIONS, INC.

Exhibit Index to Current Report on Form 8-K
Dated December 12, 2007

Exhibit
Number

(10.1)	Journal Communications, Inc. Non-Qualified Deferred Compensation Plan.

(10.2)	Journal Communications, Inc. 2007 Omnibus Incentive Plan.

(10.3)	Journal Communications, Inc. Supplemental Benefit Plan.

(10.4)	Amended and Restated Employment Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Steven J. Smith.

(10.5)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Douglas G. Kiel.

(10.6)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Elizabeth Brenner.

(10.7)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Paul M. Bonaiuto.

(10.8)	Change in Control Agreement, amended and restated effective as of December 8, 2007, between Journal Communications, Inc. and Mary Hill Leahy.

(10.9)	Journal Communications, Inc. Annual Management Incentive Plan, adopted December 8, 2007.